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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 1999.
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                             U.S. Technologies Inc.
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             (exact name of registrant as specified in its charter)

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                  Delaware                                0-15960                           73-1284747
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
(State or other jurisdiction of incorporation)   (Commission File Number)     (IRS Employer Identification No.)
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2001 Pennsylvania Avenue, NW,  Suite 675, Washington,  DC              20006
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(Address of principal executive officers)                            (Zip Code)

Registrant's telephone number, including area code:      (202) 466-3100
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3901 Roswell Road, Suite 300, Marietta, Georgia                          30062
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          (Former name or former address, if changed since last report)


ITEM 5.  OTHER EVENTS.

         On November 30, 1999, U.S. Technologies Inc. a Delaware corporation (the "Company"), adopted a Management Agreement (the "Management Agreement") by and between the Company and James V. Warren ("Mr. Warren") and J.L. (Skip) Moore ("Mr. Moore"). Under the terms of this Management Agreement, Mr. Warren has been elected a Director, Co-Chairman, and Co-Chief Executive Officer of the Company. In his positions as Co-Chairman and Co-Chief Executive Officer of the Company, Mr. Warren will serve throughout the term of the Management Agreement together with Mr. Gregory Earls (Mr. Earls) whose positions as Chairman and Chief Executive Officer of the Company have been modified to include Mr. Warren.

         Also under the terms of the Management Agreement, Mr. J.L. (Skip) Moore has been elected Executive Vice-President and Chief Operating Officer of the Company to serve throughout the term of the Management Agreement.

         The Management Agreement further provides:

- that the Company will engage a corporate finance consultant to develop and execute an acquisition program among other activities;

- that the accounting functions of the Company will be moved from its manufacturing facility at Lockhart, Texas to Atlanta, Georgia;


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-        that the nine percent (9%) dividend on the Company's Series A
         Convertible Preferred Stock will be eliminated;

- that the conversion price for the Series A Convertible Preferred Stock will be changed to the average last sale price per share of common stock of the Company for the twenty (20) trading days immediately prior to the execution date of the Management Agreement (November 29, 1999) or a conversion price of $0.122 per share.

- that USV Partners, LLC will use its best efforts to sell at a price of ten dollars ($10.00) per share in a private placement up to 300,000 shares of the Company's Series A Convertible Preferred Stock;

- that Mr. Warren be granted options of the purchase of 1,500,000 shares of the common stock of the Company; and

- that Mr. Moore be granted options for the purchase of 400,000 of such shares;

-        among other provisions.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements:   None
(b)      Pro Forma Financial Statements:   None
(c)      Exhibits: The following exhibits are filed with this Report:

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Exhibit No.                 Description
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5.1                         Management Agreement as of November 30, 1999 by and between U.S. Technologies,
                            Inc. and James V. Warren and J.L. (Skip) Moore

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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                         U.S. TECHNOLOGIES, INC.


                                         By:/s/ GREGORY EARLS
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                                            Gregory Earls, Co-Chairman and
                                            Co-Chief Executive Officer
Dated:    November 30, 1999

                                  EXHIBIT INDEX

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Exhibit No.                 Description
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
5.1                         Management Agreement as of November 30, 1999 by and between U.S. Technologies,
                            Inc. and James V. Warren and J.L. (Skip) Moore

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